September 30, 2019, as amended through March 18, 2020

SUMMARY PROSPECTUS

SIIT Large Cap Index Fund (LCIAX)

Class A

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated September 30, 2019, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Beginning as soon as January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

SEI / SUMMARY PROSPECTUS

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.05%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.13%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Index Fund — Class A Shares	$13	$42	$73	$166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Large Cap Index Fund invests substantially all of its assets (at least 80%) in securities listed in the Russell 1000 Index. The Russell 1000 Index (the Index) measures the performance of the large-cap segment of the U.S. equity universe and includes approximately 1000 of the largest securities based on their market capitalization. The Fund's investment performance will depend on the Fund's tracking of the Index and the performance of the Index. The Fund's ability to replicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser generally will attempt to invest in securities composing the Index in approximately the same proportions as they are represented in the Index. It may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Sub-Adviser may employ a sampling or optimization technique to replicate the Index. In seeking to replicate the performance of the Index, the Fund may invest, to a lesser extent, in American Depositary Receipts (ADRs). The Fund may also invest in securities of companies located in developed foreign countries and securities of small capitalization companies. The Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions. The Fund's return may not match the return of the Index. The Index's market capitalization range and the composition of the Index are subject to change.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole.

SEI / SUMMARY PROSPECTUS

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may underperform other segments of the equity markets or the equity markets as a whole. The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the index's components and other factors.

Sampling Risk — The Fund may not fully replicate the benchmark index and may hold securities not included in the index. As a result, the Fund may not track the return of its benchmark index as well as it would have if the Fund purchased all of the securities in its benchmark index.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.46% (6/30/09) Worst Quarter: -14.64% (09/30/11) The Fund's total return from January 1, 2019 to June 30, 2019 was 18.80%.

SEI / SUMMARY PROSPECTUS

Average Annual Total Returns (for the periods ended December 31, 2018)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Large Cap Index Fund	1 Year	5 Years	10 Years	Since Inception (4/1/2002)
Return Before Taxes	-4.80%	8.18%	13.27%	7.08%
Return After Taxes on Distributions	-8.62%	6.12%	11.87%	6.09%
Return After Taxes on Distributions and Sale of Fund Shares	-0.14%	6.23%	10.91%	5.36%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	-4.78%	8.21%	13.28%	7.13%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Karl Schneider, CAIA Michael Feehily, CFA Amy Scofield	Since 2005 Since 2014 Since 2011	Managing Director, Deputy Head of Global Equity
Beta Solutions in the Americas
Senior Managing Director, Head of Global Equity
Beta Solutions in the Americas
Principal, Portfolio Manager in the Global Equity
Beta Solutions Group

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.